UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025
_________________________________________________
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 12, 2025, Quanterix Corporation (“Quanterix”) issued a press release announcing its financial results for the first quarter ended March 31, 2025 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05    Item Costs Associated with Exit or Disposal Activities.

On May 7, 2025, the Board of Directors of the Company approved a plan to reduce operating costs and preserve cash. As part of this plan, the Company will reduce its operating expenses by approximately $15 million in 2025, with annualized savings of $30 million, or 15% of the Company's cost base. Approximately $9 million of the $15 million savings will be realized from headcount actions. The remaining savings will be realized from a reduction in other costs. The reduction in force is expected to be substantially completed by the end of the second quarter of 2025. The Company expects to incur expenses of approximately $1.5 million related to the reduction in force, substantially all of which will be cash expenditures incurred in 2025 for severance.

Quanterix’s estimates are based on a number of assumptions. Actual results may differ materially, and additional charges not currently expected may be incurred in connection with, or as a result of, the workforce reduction. As permitted by Item 2.05 of Form 8-K, Quanterix will file an amendment to this report if charges and future cash payments differ materially from current estimates.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed acquisition of Akoya Biosciences, Inc. (“Akoya”) by Quanterix (the “Merger”), Quanterix will file with the U.S. Securities and Exchange Commission (the “SEC”) a post-effective amendment to its registration statement on Form S-4 (as amended, the “Registration Statement”), which will contain a preliminary proxy statement of Akoya and a preliminary prospectus of Quanterix (the “Proxy Statement/Prospectus”), and each of Quanterix and Akoya have, and may in the future, file with the SEC other relevant documents regarding the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY QUANTERIX AND AKOYA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUANTERIX, AKOYA AND THE PROPOSED MERGER. A definitive copy of the Proxy Statement/Prospectus will be mailed to Akoya stockholders when that document is final. Investors and security holders will be able to obtain the Registration Statement and the Proxy Statement/Prospectus, as well as other filings containing information about Quanterix and Akoya, free of charge from Quanterix or Akoya or from the SEC’s website when they are filed. The documents filed by Quanterix with the SEC may be obtained free of charge at Quanterix’s website, at www.quanterix.com, or by requesting them by mail at Quanterix Investor Relations, 900 Middlesex Turnpike, Billerica, MA 01821. The documents filed by Akoya with the SEC may be obtained free of charge at Akoya’s website, at www.akoyabio.com, or by requesting them by mail at Akoya Biosciences, Inc., 100 Campus Drive, 6th Floor, Marlborough, MA 01752, ATTN: Chief Legal Officer.

PARTICIPANTS IN THE SOLICITATION

Quanterix and Akoya and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akoya in respect of the proposed Merger. Information about Akoya’s directors and executive officers is available in the Proxy Statement/Prospectus and Amendment No. 1 to Akoya’s Annual Report on Form 10-K as filed with the SEC by Akoya on April 28, 2025, and other documents filed by Akoya with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the definitive Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Quanterix or Akoya as indicated above.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to expectations concerning matters that are not historical facts. Such forward-looking statements may be identified by words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “remain,” “should” or “will” or the negative of these terms or other comparable terminology, and include statements regarding Quanterix’s estimates of cash expenditures and expected cost savings as a result of the reduction in force. Such statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievements and those of our industry to differ materially from those expressed or implied by these forward-looking statements. Potential risks and uncertainties include, but are not limited to, the ability of Quanterix to achieve the expected benefits from the workforce reduction, the disruption of ongoing business caused by the workforce reduction and other factors and uncertainties as are identified in Quanterix’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, and its other public filings made with the Securities and Exchange Commission. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix assumes no obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Earnings Release dated May 12, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: May 12, 2025